FIFTH AMENDMENT
TO THE
TXNM ENERGY, INC.
2023 LONG-TERM INCENTIVE PLAN
PNM Resources, Inc. previously adopted the 2023 Long-Term Incentive Plan (the “Plan”) pursuant to the PNM Resources, Inc. 2014 Performance Equity Plan (the “PEP”). The Plan has been amended on four prior occasions. Effective as of August 2, 2024, PNM Resources, Inc. changed its name to TXNM Energy, Inc. (the “Company”). The PEP was subsequently renamed the TXNM Energy, Inc. 2023 Performance Equity Plan and the Plan has been renamed the TXNM Energy, Inc. 2023 Long-Term Incentive Plan. By this instrument, the Company desires to amend the Plan as set forth below.
1.This Fifth Amendment shall be effective as of April 14, 2025.
2.Attachment B to the Plan is hereby amended and restated to read as attached as Exhibit 1 hereto.
3.Attachment C to the Plan is hereby amended and restated to read as attached as Exhibit 2 hereto.
4.This Fifth Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect. Notwithstanding the foregoing, this Fifth Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Fifth Amendment.
IN WITNESS WHEREOF, the Company has caused this Fifth Amendment to be executed by its duly authorized representative on this ___ day of July, 2025.
TXNM ENERGY, INC.

By: /s/ Brian G. Iverson
Brian G. Iverson
General Counsel, Senior Vice President Regulatory and Public Policy, and Corporate Secretary

Exhibit 1

ATTACHMENT B
Performance Share Award Opportunity Table

Officer Level	Threshold Award	Target Award	Maximum Award
Executive Chair (beginning July 1, 2025); CEO (January 1, 2023 – June 30, 2025)	Performance Shares = 101.5% of base salary	Performance Shares = 203% of base salary	Performance Shares = 406% of base salary
CEO and President (beginning July 1, 2025)	Performance Shares = 113.75% of base salary	Performance Shares = 227.5% of base salary	Performance Shares = 455% of base salary
President and COO (January 1, 2025 – June 30, 2025)	Performance Shares = 78.75% of base salary	Performance Shares = 157.5% of base salary	Performance Shares = 315% of base salary
President and COO (January 1, 2023 – December 31, 2024)	Performance Shares = 57.75% of base salary	Performance Shares = 115.5% of base salary	Performance Shares = 231% of base salary
General Counsel, Senior Vice President Regulatory and Public Policy	Performance Shares = 47.25% of base salary	Performance Shares = 94.5% of base salary	Performance Shares = 189% of base salary
SVPs, other than SVP Regulatory and Public Policy and SVP Corporate Services	Performance Shares = 29.75% of base salary	Performance Shares = 59.5% of base salary	Performance Shares = 119% of base salary
SVP Corporate Services	Performance Shares = 28% of base salary	Performance Shares = 56% of base salary	Performance Shares = 112% of base salary
VP, Investor and Community Relations	Performance Shares = 22.75% of base salary	Performance Shares = 45.5% of base salary	Performance Shares = 91% of base salary
All other VPs	Performance Shares = 19.25% of base salary	Performance Shares = 38.5% of base salary	Performance Shares = 77% of base salary

Exhibit 2

ATTACHMENT C
Time-Vested Restricted Stock Rights Award Opportunity Table

Officer Level	Award
Executive Chair	Restricted Stock Rights = 87% of base salary
CEO and President	Restricted Stock Rights = 97.5% of base salary
General Counsel, Senior Vice President Regulatory and Public Policy	Restricted Stock Rights = 40.5% of base salary
SVPs, other than SVP Regulatory and Public Policy and SVP Corporate Services	Restricted Stock Rights = 25.5% of base salary
SVP Corporate Services	Restricted Stock Rights = 24% of base salary
VP, Investor and Community Relations	Restricted Stock Rights = 19.5% of base salary
All other VPs	Restricted Stock Rights = 16.5% of base salary

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